UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 28, 2010

BOK FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma 000-19341 73-1373454 -------- --------- ---------- (State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No.)

Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
(Address of principal executive offices)

Registrant's telephone number, including area code:
(918) 588-6000

_____________________N/A___________________________

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.  Results of Operations and Financial Condition.

On July 28, 2010, BOK Financial Corporation (“BOK Financial”) issued a press release announcing its financial results for the three and six months ended June 30, 2010 (“Press Release”).  The full text of the Press Release is attached as Exhibit 99(a) to this report and is incorporated herein by reference.  On July 28, 2010, in connection with issuance of the Press Release, BOK Financial released financial information related to the three and six months ended June 30, 2010 (“Financial Information”), which includes certain historical financial information relating to BOK Financial.  The Financial Information is attached as Exhibit 99(b) to this report and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

99(a)	Text of Press Release, dated July 28, 2010 titled “BOK Financial Reports Record Quarterly Earnings of $64 Million – Operating Revenue Growth and Credit Quality Improvement Drive Results”

99(b)	Financial Information for the Three and Six Months Ended June 30, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                    BOK FINANCIAL CORPORATION

                                                                                                                                                    By:    /s/ Steven E. Nell
                                 Steven E. Nell
                                                                                                                                                             Executive Vice President
                                                                                                                                                             Chief Financial Officer
Date: July 28, 2010